                                                                 Exhibit 10.41


                            AMENDMENT AND WAIVER

                                     TO

          EIGHTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


      THIS AMENDMENT AND WAIVER (this "Amendment") is made as of September ___, 2001, by and among Acusphere, Inc., a Delaware corporation ("Acusphere"), and those investors listed on Schedule A attached to the Investors' Rights Agreement (defined below) (the "Investors"), Sherri C. Oberg ("Oberg"), GATX Ventures, Inc. ("GATX") and Venture Lending & Leasing III, Inc. ("VLL" and along with GATX, the "Venture Lenders").

                                  RECITALS

      WHEREAS, the Investors possess certain registration and other rights pursuant to an Eighth Amended and Restated Investors' Rights Agreement dated as of June 1, 2001, by and among Acusphere and such Investors (the "Investors' Rights Agreement");

      WHEREAS, Acusphere and the Venture Lenders are parties to that certain Venture Loan and Security Agreement dated as of the date hereof (the "Loan Agreement"), in consideration of which, among other things, Acusphere shall issue to the Venture Lenders warrants (the "Venture Lender Warrants") to purchase up to an aggregate of 136,842 shares of Acusphere's Series F Non-Voting Convertible Preferred Stock, $.01 par value per share (the "Venture Lender Warrant Shares"); and

      WHEREAS, among the conditions to the consummation of the transactions contemplated by the Loan Agreement is the execution and delivery of this Amendment;

      NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and for other good and valuable consideration Acusphere, each Investor, Oberg and each Venture Lender, severally and not jointly, hereby agree as follows:

1.    Amendment.

      1.1. Solely for purposes of Sections 2.1, 2.3 through 2.15, 3.11, 4.1, 4.7 and 4.9 of the Investors' Rights Agreement, the term "Registrable Securities" shall be deemed to include the shares of Common Stock issued or issuable upon conversion of the Venture Lender Warrant Shares issued or issuable upon exercise of the Venture Lender Warrants.

2.    Waiver and Consent.

      2.1 Waiver and Consent. The Investors and all other parties to the Investors' Rights Agreement hereby (i) consent to the issuance of the Venture Lender Warrants, including the Venture Lender Warrant Shares issued or issuable upon exercise of the Venture Lender Warrants and the shares of Common Stock issued or issuable upon conversion of the Venture Lender Warrant Shares, and
(ii) waive all preemptive rights and rights of first refusal, and all related


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notice provisions, under all existing agreements with respect to the issuance by
Acusphere of such Venture Lender Warrant, Venture Lender Warrant Shares or
Common Stock.

3.    Miscellaneous.

      3.1. Effect. Except as amended hereby, the Investors' Rights Agreement, as amended prior to the date hereof, shall remain in full force and effect.

      3.2. Waiver. This Amendment is effective only in the specific instance and for the specific purpose for which it is executed and shall not be considered a waiver or agreement to amend as to any provision of the Investors' Rights Agreement in the future.

      3.3. Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Investors' Rights Agreement unless the context clearly indicates or dictates a contrary meaning.

      3.4. Notices. All notices, requests, demands and other communications provided for in this Amendment shall be delivered in compliance with Section 4.5 of the Investors' Rights Agreement.

      3.5. Governing Law. This Amendment shall be governed by and construed under the laws of the Commonwealth of Massachusetts as applied to agreements among Massachusetts residents entered into and to be performed entirely within Massachusetts.

      3.6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      3.7. Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

      3.8. Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


Amendment and Waiver to Eighth Amended and Restated Investors' Rights Agreement


                                       2
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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                              ACUSPHERE, INC.
                              38 Sidney Street
                              Cambridge, MA 02139


                              By:    /s/ Sherri Oberg
                                     -------------------------------------------
                                     Sherri C. Oberg
                                     President and Chief Executive Officer


                              GATX VENTURES, INC.


                              By:    /s/ Robert D. Pomeroy, Jr.
                                     -------------------------------------------
                                     Name: Robert D. Pomeroy, Jr.
                                     Title: Senior Vice President


                              VENTURE LENDING & LEASING III, INC.


                              By:    /s/ R.W. Swenson
                                     -------------------------------------------
                                     Name: R.W. Swenson
                                     Title: CEO


Amendment and Waiver to Eighth Amended and Restated Investors' Rights Agreement


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                              ALEXANDRIA REAL ESTATE EQUITIES, L.P.,


                              By:    ARE-QRS Corp.,
                                     its general partner


                              By:
                                     -------------------------------------------
                                     Name:
                                     Title:


Amendment and Waiver to Eighth Amended and Restated Investors' Rights Agreement


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                              MVI MEDICAL VENTURE
                              INVESTMENTS LIMITED



                              By:    /s/ C.A. Rowlandson
                                     -------------------------------------------
                                     Name: C.A. Rowlandson
                                     Title: Director

                              BENEFIT CAPITAL MANAGEMENT
                              CORPORATION (as investment manager for the Prudential Insurance Company of America separate account # VCA-GA-5298)
                              39 Old Ridgebury Road E2-278
                              Danbury CT 06817
                              Attn:  Sue DeCarlo


                              By:
                                     -------------------------------------------
                                     Name:
                                     Title:


Amendment and Waiver to Eighth Amended and Restated Investors' Rights Agreement


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                              PRISM VENTURE PARTNERS I, L.P.
                              100 Lowder Brook Drive
                              Suite 2500
                              Westwood, MA  02090

                              By:  Prism Investment Partners, L.P.

                              By:  Prism Venture Partners, L.L.C.


                              By:
                                     -------------------------------------------
                                     Laurie J. Thomsen
                                     Managing Director

                              THE CIT GROUP/EQUITY INVESTMENTS, INC.

                              44 Whippany Road
                              Morristown, NJ 07960


                              By:    /s/ James Glasheen
                                     -------------------------------------------
                                     Name: James Glasheen
                                     Title: Director


                              ABS EMPLOYEES' VENTURE FUND L.P.
                              c/o BT Alex Brown
                              1 South Street
                              Mail Stop 1-17-6
                              Baltimore, MD 21202-3220
                              Attn:  Dan Gunter / Rick O'Connell


                              By:
                                     -------------------------------------------
                                     Name:
                                     Title:


Amendment and Waiver to Eighth Amended and Restated Investors' Rights Agreement


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                              BANK OF AMERICA VENTURES
                              950 Tower Lane, Suite 700
                              Foster City, CA 94404

                              By:    /s/ Louis Bock
                                     -------------------------------------------
                                     Name: Louis Bock
                                     Title: Principal


                              BA VENTURE PARTNERS II
                              c/o BankAmerica Ventures
                              950 Tower Lane, Suite 700
                              Foster City, CA 94404


                              By:    /s/ Robert Obuch
                                     -------------------------------------------
                                     Name: Robert Obuch
                                     Title: General Partner


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                              ALTA V LIMITED PARTNERSHIP
                              200 Clarendon Street
                              51st Floor
                              Boston, MA 02116

                              By:  Alta V Management Partners, L.P.

                              By:    /s/ Eileen McCarthy
                                     -------------------------------------------
                                     Name: Eileen McCarthy
                                     Title: G.P.

                              CUSTOMS HOUSE PARTNERS
                              200 Clarendon Street
                              51st Floor
                              Boston, MA 02116


                              By:    /s/ Eileen McCarthy
                                     -------------------------------------------
                                     Name: Eileen McCarthy
                                     Title: Under Power of Attorney

                              POLARIS VENTURE PARTNERS, L.P.
                              1000 Winter Street
                              Suite 3350
                              Waltham, MA 02154

                              By:    Polaris Venture Management Co., LLC,
                                     Its General Partner


                              By:    /s/ Terrance McGuire
                                     -------------------------------------------
                                     Name:
                                     Title:

                              POLARIS VENTURE PARTNERS FOUNDERS' FUND, L.P. 1000 Winter Street
                              Suite 3350
                              Waltham, MA 02154

                              By:    Polaris Venture Management Co., LLC
                                     Its General Partner


                              By:    /s/ Terrance McGuire
                                     -------------------------------------------
                                     Name:
                                     Title:


Amendment and Waiver to Eighth Amended and Restated Investors' Rights Agreement


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                              THE VENTURE CAPITAL FUND OF NEW
                              ENGLAND III, L.P.
                              160 Federal Street, 23rd Floor
                              Boston, MA 02110

                              By:  FH & Co. III, L.P., General Partner


                              By:    /s/ William C. Mills III
                                     -------------------------------------------
                                     Name:  William C. Mills III
                                     Title: General Partner


                              TRUSTEES OF BOSTON UNIVERSITY
                              Attn:     Assistant Treasurer

                              108 Bay State Road
                              Boston, MA 02215


                              By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                              BANCBOSTON VENTURES, INC.
                              175 Federal Street
                              Boston, MA 02110


                              By:    /s/ Marcia T. Bates
                                     -------------------------------------------
                                     Name: Marcia T. Bates
                                     Title: Managing Director

                              PRIVATE EQUITY PORTFOLIO FUND II, LLC
                              c/o BancBoston Capital
                              175 Federal Street
                              Boston, MA 02110

                              By:    Fleet National Bank NA,
                                     Its Manager

                              By:    /s/ Cynthia K. Duda
                                     -------------------------------------------
                                     Name: Cynthia K. Duda
                                     Title: Director


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                              TECHNOLOGY FUNDING
                              PARTNERS III, L.P.,
                              A Delaware Limited Partnership
                              2000 Alameda de las Pulgas
                              San Mateo, CA 94403

                              By:  Technology Funding, Inc.
                                   Managing General Partner

                              By:    [illegible signature]
                                     -------------------------------------------
                                     Vice President


                              TECHNOLOGY FUNDING VENTURE
                              PARTNERS V, AN AGGRESSIVE GROWTH
                              FUND L.P.
                              2000 Alameda de las Pulgas
                              San Mateo, CA 94403

                              By:  Technology Funding, Inc.
                                   Managing General Partner

                              By:    [illegible signature]
                                     -------------------------------------------
                                     Vice President


                              TECHNOLOGY FUNDING MEDICAL
                              PARTNERS I, L.P.
                              2000 Alameda de las Pulgas
                              San Mateo, CA 94403

                              By:  Technology Funding, Inc.
                                   Managing General Partner

                              By:    [illegible signature]
                                     -------------------------------------------
                                     Vice President


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                              ELAN INTERNATIONAL SERVICES, LTD.

                              102 St. James Court
                              Flatts, Smiths Parish
                              Bermuda FL 04


                              By:
                                     -------------------------------------------
                                     Name:
                                     Title:


Amendment and Waiver to Eighth Amended and Restated Investors' Rights Agreement


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
                              DEBAR INVESTMENT PARTNERSHIP LLP c/o
                              David Barry
                              2 Puritan Road
                              Rye, New York 10580


                              By:
                                     -------------------------------------------
                                     Name:
                                     Title:


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                              AUDAX PRIVATE EQUITY FUND, L.P.
                              c/o Audax Group
                              101 Huntington Ave.
                              Floor 24
                              Boston, MA 02199

                              By: Audax Private Equity Business, L.L.C., Its General Partner

                              By:    Audax Private Equity Business, L.P.,
                                     Its Managing Member


                              By:    /s/ Geoffrey S. Rehnert
                                     -------------------------------------------
                                     Name: Geoffrey S. Rehnert
                                     Title: Authorized Member


                              AUDAX CO-INVEST, L.P.
                              c/o Audax Group
                              101 Huntington Ave.
                              Floor 24
                              Boston, MA 02199

                              By:    101 Huntington Holdings, LLC
                                     Title: General Partner


                              By:    /s/ Geoffrey S. Rehnert
                                     -------------------------------------------
                                     Name: Geoffrey S. Rehnert
                                     Title: Authorized Member


                              By:    /s/ Marc B. Wolpow
                                     -------------------------------------------
                                     Name: Marc B. Wolpow
                                     Title:  Authorized Member


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
                              AUDAX TRUST CO-INVEST, L.P.
                              c/o Audax Group
                              101 Huntington Ave.
                              Floor 24
                              Boston, MA 02199

                              By:    101 Huntington Holdings, LLC
                                     Title: General Partner


                              By:    /s/ Geoffrey S. Rehnert
                                     -------------------------------------------
                                     Name: Geoffrey S. Rehnert
                                     Title: Authorized Member


                              By:    /s/ Marc B. Wolpow
                                     -------------------------------------------
                                     Name: Marc B. Wolpow
                                     Title:  Authorized Member


                              AFF CO-INVEST, L.P.
                              c/o Audax Group
                              101 Huntington Ave.
                              Floor 24
                              Boston, MA 02199

                              By:    101 Huntington Holdings, LLC
                                     Title: General Partner


                              By:    /s/ Geoffrey S. Rehnert
                                     -------------------------------------------
                                     Name: Geoffrey S. Rehnert
                                     Title: Authorized Member


                              By:    /s/ Marc B. Wolpow
                                     -------------------------------------------
                                     Name: Marc B. Wolpow
                                     Title:  Authorized Member


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                              AUDAX SPECIAL PURPOSE CO-INVEST, L.P.
                              c/o Audax Group
                              101 Huntington Ave.
                              Floor 24
                              Boston, MA 02199

                              By:    101 Huntington Holdings, LLC
                                     Title: General Partner


                              By:    /s/ Geoffrey S. Rehnert
                                     -------------------------------------------
                                     Name: Geoffrey S. Rehnert
                                     Title: Authorized Member


                              By:    /s/ Marc B. Wolpow
                                     -------------------------------------------
                                     Name: Marc B. Wolpow
                                     Title:  Authorized Member


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                              THOMAS WEISEL CAPITAL PARTNERS, L.P.
                              c/o One Montgomery Street, Suite 3700
                              San Francisco, California 94104

                              By:  Thomas Weisel Capital Partners LLC,
                                     its general partner

                              By:    Thomas Weisel Partners Group LLC,
                                     its managing member

                              By:   /s/ Daniel Dross
                                     -------------------------------------------
                                     Daniel Dross
                                     Attorney-in-fact

                              TWP CEO FOUNDERS CIRCLE (AI), L.P.
                              c/o One Montgomery Street, Suite 3700
                              San Francisco, California 94104

                              By:    Thomas Weisel Capital Partners LLC,
                                     its general partner

                              By:    Thomas Weisel Partners Group LLC,
                                     its managing member


                              By:    /s/ Daniel Dross
                                     -------------------------------------------
                                     Daniel Dross
                                     Attorney-in-fact

                              TWP CEO FOUNDERS CIRCLE (QP), L.P.
                              c/o One Montgomery Street, Suite 3700
                              San Francisco, California 94104

                              By:    Thomas Weisel Capital Partners LLC,
                                     its general partner

                              By:    Thomas Weisel Partners Group LLC,
                                     its managing member

                              By:    /s/ Daniel Dross
                                     -------------------------------------------
                                     Daniel Dross
                                     Attorney-in-fact


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                              THOMAS WEISEL CAPITAL PARTNERS (DUTCH), L.P.
                              c/o One Montgomery Street, Suite 3700
                              San Francisco, California 94104

                              By:  Thomas Weisel Capital Partners LLC,
                                   its general partner

                              By:  Thomas Weisel Partners Group LLC,
                                   its managing member

                              By: Thomas Weisel Capital Partners Group LLC, its managing member


                              By:  /s/ Daniel Dross
                                   -------------------------------------------
                                   Daniel Dross
                                   Attorney-in-fact


                              THOMAS WEISEL CAPITAL PARTNERS
                              (DUTCH II), L.P.
                              c/o One Montgomery Street, Suite 3700
                              San Francisco, California 94104

                              By: Thomas Weisel Capital Partners (Dutch), LLC, its general partner

                              By:  Thomas Weisel Capital Partners LLC,
                                   its managing member

                              By: Thomas Weisel Capital Partners Group LLC, its managing member

                              By:  /s/ Daniel Dross
                                   -------------------------------------------
                                   Daniel Dross
                                   Attorney-in-fact


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                              THOMAS WEISEL CAPITAL PARTNERS EMPLOYEE FUND, L.P.
                              c/o One Montgomery Street, Suite 3700
                              San Francisco, California 94104

                              By:    Thomas Weisel Capital Partners LLC,
                                     its general partner

                              By:    Thomas Weisel Partners Group LLC,
                                     its managing member


                              By:    /s/ Daniel Dross
                                     -------------------------------------------
                                     Daniel Dross
                                     Attorney-in-fact


                              TWP 2000 CO-INVESTMENT FUND, L.P.
                              c/o One Montgomery Street, Suite 3700
                              San Francisco, California 94104

                              By:    Thomas Weisel Capital Partners LLC,
                                     its general partners

                              By:    Thomas Weisel Partners Group LLC,
                                     its managing member


                              By:    /s/ Daniel Dross
                                     -------------------------------------------
                                     Daniel Dross
                                     Attorney-in-fact


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                              AEGIS MANAGEMENT CORPORATION
                              PROFIT SHARING TRUST FBO TED R. DINTERSMITH
                              c/o Charles River Ventures
                              Bay Colony Corporate Center
                              1000 Winter Street
                              Suite 3300
                              Waltham, MA 02154


                              By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                              ROBERT S. LANGER
                              77 Lombard Street
                              Newton, MA 02158


                              --------------------------------------------------

                              DAVID NORMAN
                              26 Turtle Rock Court
                              Tiburon, CA 94920


                              --------------------------------------------------

                              SHERRI C. OBERG
                              157 Bristol Road
                              Wellesley, MA 02181

                              /s/ Sherri C. Oberg
                              --------------------------------------------------


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